UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

As previously announced, on May 6, 2022, William J. Morgan retired from the Board of Directors of Barnes Group Inc. (the "Company").

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders on May 6, 2022.

The Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2022. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

(1)	Election of directors: The following individuals were elected to serve as directors for a term expiring at the 2023 Annual Meeting of Stockholders or upon the election and qualification of their successors, and the voting results for each of the nominees were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas O. Barnes	43,771,925	657,609	31,412	2,457,508
Elijah K. Barnes	44,151,026	283,484	26,436	2,457,508
Patrick J. Dempsey	44,230,624	202,780	27,542	2,457,508
Jakki L. Haussler	44,155,840	207,181	97,925	2,457,508
Richard J. Hipple	43,233,165	1,194,873	32,908	2,457,508
Thomas J. Hook	44,082,523	347,822	30,601	2,457,508
Daphne E. Jones	44,121,722	246,141	93,083	2,457,508
Mylle H. Mangum	42,605,789	1,823,298	31,859	2,457,508
Hans-Peter Männer	44,144,526	285,142	31,278	2,457,508
Anthony V. Nicolosi	44,194,429	234,137	32,380	2,457,508
JoAnna L. Sohovich	43,118,937	1,315,173	26,836	2,457,508

(2)	Advisory vote for the resolution to approve the Company’s executive compensation. The proposal was not approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,609,661	27,461,127	390,158	2,457,508

(3)	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2022. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions
46,142,412	759,997	16,045
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES GROUP INC.
(Registrant)

Date: May 10, 2022	By:	/s/ JULIE K. STREICH
Julie K. Streich Senior Vice President, Finance and Chief Financial Officer and Interim Chief Executive Officer